                                                                 Exhibit 10.13.7

                                SEVENTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

         This Seventh Amendment to Receivables Purchase Agreement dated as of August 26, 1995 (this "Seventh Amendment"), is amount THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedules I, II, III and V attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedules I, II, III and V attached to the Purchase Agreement are hereby deleted in their entirety and Schedules I, II, III and V attached hereto are substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Seventh Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Seventh Amendment shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                THE ORIGINATORS:

                                BLOOMINGDALE'S, INC.

                                By:  /s/ Dennis J. Broderick
                                   ------------------------------
                                Title:  Vice President
                                      ---------------------------

                                BURDINES, INC.

                                By:  /s/ Dennis J. Broderick
                                   ------------------------------
                                Title:  Vice President
                                      ---------------------------

                                LAZARUS, INC.

                                By:  /s/ Dennis J. Broderick
                                   ------------------------------
                                Title:  Vice President
                                      ---------------------------

                                LAZARUS PA, INC.

                                By:  /s/ Dennis J. Broderick
                                   ------------------------------
                                Title:  Vice President
                                      ---------------------------

                                MACY'S EAST, INC. (as successor in interest to Abraham & Straus, Inc. and
                                Jordan Marsh Stores Corporation)

                                By:      /s/ John R. Sims
                                   ------------------------------
                                Title:   Vice President
                                      ---------------------------

                                    STERN'S DEPARTMENT STORES, INC.

                                    By:  /s/ Dennis J. Broderick
                                       ------------------------------
                                    Title:  Vice President
                                          ---------------------------

                                    RICH'S DEPARTMENT STORES, INC.

                                    By:  /s/ Dennis J. Broderick
                                       ------------------------------
                                    Title:  Vice President
                                          ---------------------------

                                    THE BON, INC.

                                    By:  /s/ Dennis J. Broderick
                                       ------------------------------
                                    Title:  Vice President
                                          ---------------------------

                                    FDS NATIONAL BANK

Date:             8/26/95           By:     /s/ Susan P. Storer
     -----------------------           ------------------------------
                                            Title:   CFO & Treasurer

                                            THE PURCHASER:

                                            PRIME RECEIVABLES CORPORATION

Date:             8/26/95           By:     /s/ Susan R. Robinson
     -----------------------           ------------------------------
                                            Title:   President

                                    EXHIBIT A

                                FDS NATIONAL BANK

                              OFFICER'S CERTIFICATE
                              ---------------------

         Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992 among the Originators listed therein and Prime Receivables Corporation, FDS National Bank, as Servicer, certifies that the amendment dated as of August 26, 1995 to Schedules I, II, III and V of Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Investor Certificateholders.

                                             /s/ Susan P. Storer
                                             -----------------------------
                                             FDS National Bank
                                                      as Servicer

August 26, 1995                              Name:  Susan P. Storer
                                                  ------------------------
                                             Title:  CFO & Treasurer
                                                   -----------------------

                                                                      SCHEDULE I

                               LIST OF ORIGINATORS
                               -------------------

                                               Jurisdiction                     Chief Place of Business
                                                    of                          Chief Executive Office
Name of Originator                             Incorporation                    and Mailing Address
------------------                             -------------                    -------------------
Bloomingdale's, Inc.                               Ohio                         1000 Third Avenue
                                                                                New York, NY 11201

Burdines, Inc.                                     Ohio                         22 East Flagler Street
                                                                                Miami, FL 33131

Lazarus, Inc.                                      Ohio                         699 Race Street
                                                                                Cincinnati, OH 45202

Lazarus PA, Inc.                                   Ohio                         699 Race Street
                                                                                Cincinnati, OH 45202

Macy's East, Inc.                                  Ohio                         151 W. 34th Street
                                                                                New York, NY 10001

Rich's Department                                  Ohio                         219 Perimeter Center
  Stores, Inc.                                                                    Parkway
                                                                                Atlanta, GA 30346

Stern's Department                                 Ohio                         Bergen Mall, Route 4,
  Stores, Inc.                                                                    East
                                                                                Paramus, NJ 07652

The Bon, Inc.                                      Ohio                         Third Avenue and Pine
                                                                                  Street
                                                                                Seattle, WA 98181

                                                                     SCHEDULE II

                       AUTHORIZED OFFICERS OF ORIGINATORS
                       ----------------------------------

Seller                                      Name                                      Title
------                                      ----                                      -----

Bloomingdale's, Inc.                        James M. Zimmerman                        Chairman
                                            Michael Gould                             President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Burdines, Inc.                              James M. Zimmerman                        Chairman
                                            Howard Socol                              President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Lazarus, Inc.                               James M. Zimmerman                        Chairman
                                            Russell Stravitz                          President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Lazarus PA, Inc.                            James M. Zimmerman                        Chairman
                                            Russell Stravitz                          President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Macy's East, Inc.                           James M. Zimmerman                        Chairman
                                            Harold D. Kahn                            President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Rich's Department                           James M. Zimmerman                        Chairman
  Stores, Inc.                              Russell Stravitz                          President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer



                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Stern's Department                          James M. Zimmerman                        Chairman
  Stores, Inc.                              Matthew D. Serra                          President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

The Bon, Inc.                               James M. Zimmerman                        Chairman
                                            Thomas P. Harville                        President
                                            John R. Sims                              Secretary
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

                                                                    SCHEDULE III

                       Offices Where Books, Records, Etc.
                         Evidencing Receivables Are Kept
                         -------------------------------

Bloomingdale's, Inc.
--------------------

         1000 Third Avenue
         New York, NY 10022

         155 East 60th Street (10th Floor)
         New York, NY 10022

         1400 Northern Boulevard
         Manhasset, NY 11030

         132 West 31st Street (9th Floor)
         New York, NY 10005

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

Burdines, Inc.
--------------

         22 East Flagler Street
         Miami, FL 33131

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS South
         4130 Gandy Boulevard
         Tampa, FL 33620

Lazarus, Inc. and Lazarus PA, Inc.
----------------------------------

         7th and Race Street
         Cincinnati, OH 45202

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

Macy's East, Inc.
-----------------

         151 W, 34th Street
         New York, NY 10001

         422 Fulton Street
         Brooklyn, NY 11201

         150 Fulton Avenue
         Hempstead, NY 11550

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

Rich's Department Stores, Inc.
------------------------------

         219 Perimeter Center Parkway
         Atlanta, GA 30346

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS South
         4130 Gandy Boulevard
         Tampa, FL 33620

Stern's Department Stores, Inc.
-------------------------------

         Bergen Mall, Route 4
         Paramus, NJ 07652

         South 60, Route 17 North
         Paramus, NJ 07652

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

The Bon, Inc.
-------------

         Third Avenue and Pine Street
         Seattle, WA 98181

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

                                                                      SCHEDULE V

                               ADDRESS OF SERVICER

FDS National Bank, Inc.
9111 Duke Boulevard
Mason, OH 45040-8999

Attention:        Chief Financial Officer
                  General Counsel